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                                                                   Exhibit 10.50
                                                                   -------------

                         REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (this "Agreement") dated as of December 11, 2000 is entered into between Switchboard Incorporated, a Delaware corporation (the "Company"), and America Online, Inc., a Delaware corporation ("AOL"). The Company and AOL (including the Stockholders (as defined in Section 1 of this Agreement)) are sometimes referred to in this Agreement each as a "Party" and together as the "Parties".

                                    Recitals
                                    --------

     A. The Company and AOL have entered into both a Common Stock and Warrant Purchase Agreement of even date herewith (the "Purchase Agreement") and a Directory and Local Advertising Platform Services Agreement of even date herewith (the "Directory Agreement"); and

     B. The Company and AOL desire to provide for certain arrangements with respect to the possible future registration of shares of capital stock of the Company under the Securities Act of 1933, as amended;

                                   Agreement
                                   ---------

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

     1.   Certain Definitions.
          -------------------
     As used in this Agreement, the following terms shall have the following respective meanings:

          "Commission" means the Securities and Exchange Commission, or any other federal agency of the United States at the time administering the Securities Act.

          "Common Stock" means the common stock, $.01 par value per share, of the Company.

          "Demand Date" means the date, if any, on which AOL delivers to the Company a true written certification to the Company that the AOL Roll-In (as defined in the Directory Agreement) is effective.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Other Holders" shall have the meaning set forth in Section 2.1(c).

          "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

          "Registration Expenses" means the expenses described in Section 2.4.

          "Registrable Shares" means (i) the Shares and (ii) any other shares of Common Stock issued in respect of such Shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided,
                                                                     --------
that, shares of Common Stock that are Registrable Shares shall cease to be
----
Registrable Shares upon (a) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, (b) any eligibility for sale pursuant to Rule 144(k) under the Securities Act or (c) any sale in any manner to a person or entity which, by virtue of Section 3 of this Agreement, is not entitled to the rights provided by this Agreement.

          "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Selling Stockholder" means any Stockholder owning Registrable Shares included in a Registration Statement.

          "Shares" means the Closing Shares, the 24 Month Shares, the 36 Month Shares and the Warrant Shares (each as defined in the Purchase Agreement) actually issued to AOL pursuant to the Purchase Agreement and the Warrant (as defined in the Purchase Agreement); provided, that, for purposes of this
                                    --------  ----
Agreement no such securities shall be "Shares" until their respective Transfer Dates (as defined in the Purchase Agreement).

          "Stockholders" means AOL and any persons or entities to whom the rights granted under this Agreement are transferred validly by AOL, its successors or assigns pursuant to Section 3 hereof.

     2.   Registration Rights.
          -------------------

          2.1  Required Registrations.
               ----------------------

               (a) At any time after the Demand Date, AOL may request, in writing, that the Company effect the registration on Form S-3 (or any successor form), to the extent such form is then available to the Company for such registration, of Registrable Shares owned by AOL, having an aggregate value of at least $10,000,000 (based on the then current market price

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or fair value). For avoidance of doubt, the Parties agree that the Company shall not be required to file a registration statement on Form S-1 or Form S-2 (or any successor form which does not allow the incorporation by reference of subsequently filed Exchange Act reports).

               (b) Upon receipt of any request for registration pursuant to this Section 2, the Company shall promptly give written notice of such proposed registration to all other Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within ten days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election, subject in the case of an underwritten offering to the approval of the managing underwriter as provided in Section 2.1(c) below. Thereupon, the Company shall, as expeditiously as possible, use its reasonable best efforts to effect the registration on an appropriate registration form of all Registrable Shares which the Company has been requested to so register.

               (c) If AOL intends to distribute the Registrable Shares covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to Section 2.1(a), and the Company shall include such information in its written notice referred to in Section 2.1(b). The right of any other Stockholder to include its Registrable Shares in such registration pursuant to Section 2.1(a) shall be conditioned upon such other Stockholder's participation in such underwriting on the terms set forth herein. If other holders of securities of the Company who are entitled, by contract with the Company, to have securities included in such a registration (the "Other Holders") request such inclusion, the Company may include the securities of such Other Holders in such registration and underwriting on the terms set forth herein. The Company shall (together with all Stockholders and Other Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form (including, without limitation, customary indemnification and contribution provisions on the part of the Company) with the managing underwriter. Notwithstanding any other provision of this Section 2.1(c), if the managing underwriter advises the Company that the inclusion of all shares requested to be registered would adversely affect the offering, and if a limitation of the number of shares is required, the number of shares that may be included in such registration and underwriting shall, except as otherwise provided in any contract to which the Company is a party, be allocated among all holders of Registrable Shares and Other Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares held by them at the time of the request for registration made pursuant to Section 2.1(a). For the avoidance of doubt, the Parties agree that no Stockholder shall be entitled to include any shares in a registration requested pursuant to its rights under this Section 2.1 unless each Other Holder under the following listed agreements (which term includes AOL to the extent so provided in one of the following listed agreements) is entitled to include in such registration all of the shares of Common Stock which it desires to include and which are registrable shares under one of the following listed agreements: (1) Amended and Restated Registration Rights Agreement, dated as of February 20, 1998, as amended, among the Company, AOL, Digital City Inc. and Banyan Systems Incorporated (now, ePresence, Inc.); (2) Registration Rights Agreement dated as of December 31, 1997, between the Company and Continuum Software Inc.; (3) Amended and Restated Registration Rights Agreement dated as of May 3, 1999 between the Company and Banyan Systems Incorporated (now, ePresence, Inc.); (4) Registration Rights Agreement dated as of June 30, 1999 between the Company and CBS Corporation; and (5) Registration Rights

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Agreement dated as of March 7, 2000 between the Company and Banyan Systems
Incorporated (now, ePresence, Inc.). If any holder of Registrable Shares or Other Holder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, and the securities so withdrawn shall also be withdrawn from registration. If the managing underwriter has not limited the number of Registrable Shares or other securities to be underwritten, the Company may include securities for its own account in such registration if the managing underwriter so agrees and if the number of Registrable Shares and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

               (d) The Company shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1(a), subject to the approval of AOL, which approval will not be unreasonably withheld.

               (e) The Company shall not be required to effect more than one registration pursuant to Section 2.1(a) of this Agreement in any twelve month period, and the Company shall not be required to effect more than a total of two registrations pursuant to Section 2.1(a) of this Agreement. In addition, the Company shall not be required to effect any registration within six months after the effective date of any other Registration Statement of the Company. For purposes of this Section 2.1(e), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless AOL withdraws its request for such registration (other than as a result of material information concerning the business or financial condition of the Company which is first made known to AOL after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to Section 2.4). In the event AOL is, as a result of the cut-back provisions in Section 2.1(c), prohibited from selling at least 50% of the Registrable Shares with respect to which it requested registration, then such registration shall not count as a registration under this Section 2.1(e).

               (f) If at the time of any request to register Registrable Shares by AOL pursuant to this Section 2.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration, then the Company, upon furnishing a certificate signed by an executive officer or the Chairman of the Board of the Company stating that the Board has made the foregoing determination, may at its option direct that such request be delayed for a period not in excess of 120 days from the date of such request; provided,
                                                                --------
however, that the Company may not utilize this right more than twice in any
-------
twelve month period.

          2.2  Incidental Registration.
               -----------------------

               (a) Whenever the Company proposes to file a Registration Statement (other than a Registration Statement filed pursuant to Section 2.1 and a Registration Statement covering shares to be sold solely for the account of Other Holders in which the Company is contractually prohibited from including Registrable Shares), at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so; provided, that, no such notice need be given if no Registrable Shares are to be
--------  ----
included therein as

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a result of a determination of the managing underwriter pursuant to Section
2.2(b). Upon the written request of a Stockholder or Stockholders given within 10 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided, that, the Company
                                                 --------  ----
shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to any Stockholder.

               (b) If the registration for which the Company gives notice pursuant to Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Stockholders as a part of the written notice given pursuant to Section 2.2(a). In such event, the right of any Stockholder to include its Registrable Shares in such registration pursuant to this Section 2.2 shall be conditioned upon such Stockholder's participation in such underwriting on the terms set forth herein. All Stockholders proposing to distribute their securities through such underwriting shall (together with the Company and Other Holders distributing their securities through such underwriting), enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company. Notwithstanding any other provision of this Section 2.2, if the managing underwriter determines that the inclusion of all shares requested to be registered would adversely affect the offering, the Company may limit the number of Registrable Shares to be included in the registration and underwriting. The Company shall so advise all holders of Registrable Shares requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated as follows:

                    (i) first, there shall be included any shares proposed to be sold by the Company;

                    (ii) second, there shall be included any shares permitted to be included in the registration pursuant to Section 3(b) of the Amended and Restated Registration Rights Agreement, dated as of February 20, 1998, as amended, among the Company, America Online, Inc., Digital City Inc., and Banyan Systems Incorporated (now, ePresence, Inc.);

                    (iii) third, there shall be included in the registration any shares permitted to be included pursuant to Section 3(b) of the Amended and Restated Registration Rights Agreement dated as of May 3, 1999 between the Company and AOL;

                    (iv) fourth, there shall be included in the registration any shares permitted to be included pursuant to Section 2(b) of the Registration Rights Agreement dated as of June 30, 1999 between the Company and CBS Corporation;

                    (v) fifth, there shall be included in the registration any shares permitted to be included pursuant to Section 2.2(b) of the Registration Rights Agreement dated as of March 7, 2000 between the Company and Banyan Systems Incorporated (now, ePresence, Inc.);

                    (vi) sixth, there shall be included in the registration any shares permitted to be included pursuant to Section 2(b) of the Registration Rights Agreement dated as of December 31, 1997 between the Company and Continuum Software Inc.; and

                    (vii) seventh, except as otherwise required in any contract to which the Company is a party, there shall be included in the registration any shares requested to be included by the Stockholders and any Other Holders in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) which they held at the time the Company gives the notice specified in Section 2.2(a).

If any Stockholder or Other Holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting Stockholders and Other Holders pro rata in the manner described in clause (vii) of the preceding sentence. If any holder of Registrable Shares or Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

               2.3  Registration Procedures.
                    -----------------------

                    (a) If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

                         (i)   with respect to a registration under Section 2.1
above, (1) file with the Commission a Registration Statement with respect to such Registrable Shares as soon as practicable (but in any event within 90 days after receipt of the request under Section 2, unless the filing of such registration statement will require the preparation of financial statements that have not been prepared as of the date of the receipt of the request, in which case the filing will be made within 120 days after receipt of the request) and
(2) use its reasonable best efforts to cause that Registration Statement to become effective as soon as possible;

                         (ii)  with respect to a registration under Section 2.1
above, as expeditiously as reasonably possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 120 days from the effective date or such lesser period until all such Registrable Shares are sold;

                         (iii) as expeditiously as reasonably possible furnish
to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;

                         (iv)  as expeditiously as reasonably possible use its
reasonable best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably

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request; provided, that, the Company shall not be required in connection with
         --------  ----
this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                         (v)    as expeditiously as reasonably possible, cause
all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

                         (vi)   promptly provide a transfer agent and registrar
for all such Registrable Shares not later than the effective date of such registration statement;

                         (vii)  notify each Selling Stockholder, reasonably
promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

                         (viii) notify each seller of such Registrable Shares of
any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

                    (b) If the Company has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall reasonably promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall reasonably promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

                    (c) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Stockholders in writing to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company, as expeditiously as reasonably possible, shall advise the Selling Stockholders that use of the then current Prospectus may be resumed or deliver copies of a supplemented or amended Prospectus.

               2.4  Allocation of Expenses.  The Company will pay all
                    ----------------------
Registration Expenses for all registrations under this Agreement; provided,
                                                                  --------
that, if a registration under Section 2.1 is withdrawn at the request of AOL
----
(other than as a result of information concerning the business or financial condition of the Company which is first made known to AOL after the date on which

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such registration was requested or pursuant to the final sentence of Section
2.1(e)) and if AOL elects not to have such registration counted as a registration requested under Section 2.1, AOL shall pay the Registration Expenses of such registration. For purposes of this Section 2.4, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, Nasdaq and exchange listing fees, printing expenses, fees and expenses of counsel for the Company, compensation of the employees of the Company and the reasonable fees and expenses of one counsel selected by the Selling Stockholders to represent the Selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders' own counsel (other than the counsel selected to represent all Selling Stockholders).

     2.5  Indemnification and Contribution.
          --------------------------------

          (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares and each of its officers, directors, employees and partners, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person, on at least a quarterly basis for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that, the Company will not be
                                    --------  ----
liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

          (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act,

Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided,
                                                                  --------
that, the indemnity contained in this section shall not apply to amounts paid in
----
settlement of any such claim, loss, damage, liability or action if such action is effected without the consent of the applicable Stockholder (which consent shall not be unreasonably withheld); provided, further, the obligations of a
                                     --------  -------
Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Stockholder of Registrable Shares sold in connection with such registration.

          (c) Each party entitled to indemnification under this Section 2.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that, counsel for the Indemnifying
                                --------  ----
Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, the failure of any Indemnified Party to give
                --------  -------
notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.5 except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, that, the
                                                     --------  ----
Indemnifying Party shall pay such reasonable expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided, further, in no event shall the Indemnifying Party be
            --------  -------
required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the reasonable expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such

Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

          2.6  Other Matters with Respect to Underwritten Offerings. In the
               ----------------------------------------------------
event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including, without limitation, customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its reasonable best efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement; and (c) use its reasonable best efforts to cause its independent public accounting firm to issue customary "cold comfort letters" to the underwriters with respect to the Registration Statement.

          2.7  Information by Holder. Each Stockholder including Registrable
               ---------------------
Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

          2.8  Rule 144 Requirements. At all times after which the Company has a
               ---------------------
class of securities registered under Section 12 of the Exchange Act and during which there are Registrable Shares outstanding, the Company agrees to:

               (a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;

               (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (c) so long as a Stockholder owns any Registrable Shares, to furnish to such Stockholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144(c) of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Stockholder may reasonably request in complying with any rule or regulation of the Commission allowing the Stockholder to sell any such securities without registration.

          2.9  Termination. All of the Company's obligations under this
               ------------
Agreement, including, without limitation, under Sections 2.1 and 2.2 of this Agreement, shall terminate two years after the end of the Initial Term (as defined in the Directory Agreement), provided, that, immediately upon the occurrence of one or more than one of the Directory Events (as defined in the Purchase Agreement) all of the Company's obligations under this Agreement, including, without limitation, under Sections 2.1 and 2.2 of this Agreement, shall terminate.

     3.   Transfers of Rights. This Agreement, and the rights and obligations of
          -------------------
AOL hereunder, may not be assigned by AOL except that (i) AOL may assign this Agreement, and its rights and obligations hereunder, to any person to which at least 50% of the Shares are validly transferred, including without limitation, in accordance with the restrictions on transfer set forth in Section 8 of the Purchase Agreement and Section 4 of the warrant which may be issued pursuant to the Purchase Agreement, by AOL and (ii) any other person to which Shares are validly transferred shall be deemed a "Stockholder" hereunder; provided in each case that the transferee provides written notice of such assignment to the Company and agrees in writing to be bound hereby.

     4.   General.
          --------

          (a)  Severability. The invalidity or unenforceability of any provision
               ------------
of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (b)  Specific Performance. In addition to any and all other remedies
               --------------------
that may be available at law in the event of any breach of this Agreement, AOL shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

          (c)  Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

          (d)  Notices. All notices, requests, consents, and other
               -------
communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to the Company:                          With a copy to:

Switchboard Incorporated                    Switchboard Incorporated
115 Flanders Road                           115 Flanders Road
Westboro, Massachusetts  01581              Westboro, Massachusetts  01581
Attention:  Chief Executive Officer         Attention: Associate General Counsel
Telephone:  (508) 898-1122                  Telephone: (508) 898-1122
Telecopy:  (508) 870-2000                   Telecopy: (508) 870-2000

If to the AOL:                              With a copy to:

America Online, Inc.                        America Online, Inc.
22000 AOL Way                               22000 AOL Way
Dulles, Virginia  20166                     Dulles, Virginia  20166
Attention:  President - Business Affairs    Attention: General Counsel
Telephone:  (703) 265-2365                  Telephone: (703) 265-1428
Telecopy:  (703) 625-1202                   Telecopy: (703) 265-2208

Any Party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the Party for whom it is intended. Any Party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other Party notice in the manner set forth in this Section 4(d).

               (e)  Complete Agreement. This Agreement constitutes the entire
                    ------------------
agreement and understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

               (f)  Amendments and Waivers. Any term of this Agreement may be
                    ----------------------
amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company, and the holders of a majority of the Registrable Shares; provided, that this Agreement may be amended
                                    --------
with the consent of the holders of less than all Registrable Shares only in a manner which applies to all such holders in the same fashion. Any such amendment, termination or waiver effected in accordance with this Section 4(f) shall be binding on all Parties, even if they do not execute such consent. Upon the effectuation of any such amendment, the Company shall promptly give written notice to the Stockholders, if any, who have not previously consented thereto in writing. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

               (g)  Pronouns. Whenever the context may require, any pronouns
                    --------
used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

               (h)  Counterparts; Facsimile Signatures. This Agreement may be
                    ----------------------------------
executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signature.

               (i)  Section Headings. The section headings are for the
                    -----------------
convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the Parties.


                                  * * * * * *

     Executed as of the date first written above.

                                            COMPANY:

                                            SWITCHBOARD INCORPORATED


                                            By: /s/ Dean Polnerow
                                               -------------------
                                               Name:  Dean Polnerow
                                               Title: President

                                            AOL:

                                            AMERICA ONLINE, INC.


                                            By: /s/ Lynda Clarizio
                                               ------------------
                                               Name:  Lynda Clarizio
                                               Title: Senior Vice President